Exhibit 15.1

PricewaterhouseCoopers LLP
Southwark Towers 32 London Bridge Street London SE1 9SY Telephone +44 (0) 20 7583 5000 Facsimile +44 (0) 20 7822 4652 www.pwc.com/uk

The Directors,

Barclays PLC and Barclays Bank PLC

1 Churchill Place

London

E14 5HP

26th March 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form F-3 (File No. 333-85646, 333-12384, 333-126811) of our reports dated 8th March 2007, except for the last two paragraphs in ‘Recent developments’ on page 157, for which the date is 26th March 2007 for:

1.	Barclays PLC relating to the financial statements, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting; and

2.	Barclays Bank PLC relating to the financial statements

which appear in the combined Annual Report on Form 20-F for Barclays PLC and Barclays Bank PLC for the year ended 31st December 2006. We also consent to the reference to us under the heading “Experts” in such Registration Statements.

Yours faithfully

PricewaterhouseCoopers LLP

London, England

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Services Authority for designated investment business.

PricewaterhouseCoopers LLP
Southwark Towers 32 London Bridge Street London SE1 9SY Telephone +44 (0) 20 7583 5000 Facsimile +44 (0) 20 7822 4652 www.pwc.com/uk

The Directors,

Barclays PLC and Barclays Bank PLC

1 Churchill Place

London

E14 5HP

26th March 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-12818, 333-112796, 333-112797) of our reports dated 8th March 2007, except for the last two paragraphs in ‘Recent developments’ on page 157, for which the date is 26th March 2007 for:

1.	Barclays PLC relating to the financial statements, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting; and

2.	Barclays Bank PLC relating to the financial statements

which appear in the combined Annual Report on Form 20-F for Barclays PLC and Barclays Bank PLC for the year ended 31st December 2006.

Yours faithfully

PricewaterhouseCoopers LLP

London, England

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Services Authority for designated investment business.